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[LOGO NATIONAL CITY (R)]
LEASING CORPORATION


                        MASTER EQUIPMENT LEASE AGREEMENT
                        --------------------------------

                                                                       NO. 08321

This is a MASTER EQUIPMENT LEASE AGREEMENT between NATIONAL CITY LEASING CORPORATION, a Kentucky corporation, whose principal office is located at 101 South Fifth Street, Louisville, Kentucky 40202 ("NATIONAL CITY") and COLD METAL PRODUCTS, INC., a New York corporation whose principal office is located at 8526 South Avenue, Youngstown, Ohio 44514 ("LESSEE").

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1. LEASE. National City agrees to lease to Lessee and Lessee agrees to lease from National City, subject to the terms and conditions set forth herein, the items of personal property (the "EQUIPMENT") described in each Equipment Schedule (a "SCHEDULE") executed and delivered by the parties hereto and incorporating the terms of this Master Equipment Lease Agreement by reference therein (the "LEASE"). The terms "AGREEMENT", "HEREOF", "HEREIN", and "HEREUNDER", when used in this Lease, shall mean this Lease, each Schedule and any schedule thereto. This Agreement constitutes an agreement of lease and nothing herein contained shall be construed as conveying to Lessee any right, title, or interest in the Equipment except as lessee only. The parties agree that this Lease is a "FINANCE LEASE" as defined in Sec. 2A-103(g) of the Uniform Commercial Code ("UCC"). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined in UCC Sec. 2A-103(y)) covering the Equipment purchased from the Supplier (as defined in UCC
Sec. 2A-103(x)) thereof for lease to Lessee or (b) that National City has informed or advised Lessee, in writing, either previously or by this Lease of the following: (i) the identity of the Supplier; (ii) that Lessee may have rights under the Supply Contract; and (iii) that Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

2. TERM; ACCEPTANCE; RENT; RETURN. The term of lease of each item of Equipment shall commence on the date the Lessee accepts the Equipment (the "COMMENCEMENT DATE") as evidenced by the Certificate of Delivery and Acceptance pertaining to such Equipment and, unless earlier terminated pursuant to the provisions hereof, shall continue for the term specified in each Schedule. Lessee's execution and delivery of a Certificate of Delivery and Acceptance shall constitute Lessee's irrevocable acceptance of the Equipment covered thereby for all purposes of this Agreement. Lessee shall pay to National City (at National City's office specified above, or as National City may otherwise designate), rent as specified in each Schedule. Each date on which an installment of rent is payable is hereinafter called a "RENT PAYMENT DATE". As to each Schedule, the first Rent Payment Date shall be the Rent Payment Date set forth therein, with the succeeding Rent Payment Dates as set forth therein. In addition, if applicable, Lessee shall pay interim rent for the period between the Commencement Date and the first Rent Payment Date, based on a 30-day month and the number of days between the Commencement Date and the first Rent Payment Date. Lessee shall also pay to National City, on demand, a late payment charge of 5% of each installment of rent and any other amount owing hereunder which is not paid when due. Upon the expiration or earlier termination of the term of lease of each item of Equipment leased hereunder, Lessee shall at its expense return such item to National City at such location as National City may designate, in the condition required to be maintained by Section 7 hereof, provided that Lessee may elect an alternative disposition of the Equipment pursuant to Section 20 hereof.

3. NO WARRANTIES. Lessee acknowledges that: National City is not the manufacturer of the Equipment nor the manufacturer's agent nor a dealer therein; and NATIONAL CITY HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS, CONDITION, DESIGN OR OPERATION OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT, NOR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER. Lessee confirms that it has made (or will make) the selection of each item of Equipment on the basis of its own judgment and expressly disclaims reliance upon any statements, representations or warranties made by National City. National City shall not be liable to Lessee for any matter relating to the ordering, manufacture, purchase, delivery, assembly, installation, testing, operation or expense of any kind caused by the Equipment. National City shall not be liable for any consequential damages as that term is used in UCC Sec. 2-719(3). National City hereby assigns to Lessee all rights which National City has or may acquire against any manufacturer, supplier, or contractor with respect to any warranty and representation relating to the Equipment leased hereunder. Lessee acknowledges that Lessee has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the vendor or Supplier thereof for lease to Lessee.

4. EQUIPMENT TO REMAIN PERSONAL PROPERTY; LOCATION; IDENTIFICATION; INSPECTION. Lessee represents that the Equipment shall be and at all times remain separately identifiable personal property. Lessee shall, at its expense, take such action as may be necessary to prevent any third party from acquiring any right to or interest in the Equipment by virtue of the Equipment being deemed to be real property or a part of other personal property and shall indemnify National City against any loss which it may sustain by reason of Lessee's failure to do so. Except for maintenance or repairs permitted or required in Section 7 hereof, the Equipment may not be removed from the location specified in the Schedule pertaining thereto without National City's prior written consent and Lessee's provision of reasonable documentation as requested by National City. If requested by National City, Lessee shall attach to and maintain on the Equipment a conspicuous plate or marking disclosing ownership therein. National City or its representatives may, at reasonable times, inspect the Equipment.

5. TAXES; INDEMNITY. Lessee agrees to pay, and to indemnify and hold National City harmless from, all license fees, assessments, and sales, use, property, excise and other taxes and charges (other than federal income taxes and taxes imposed by any other jurisdiction which are based on, or measured by, the net income of National City) imposed upon or with respect to (a) the Equipment or any part thereof arising out of or in connection with the shipment of Equipment or the possession, ownership, use or operation thereof, or (b) this Agreement or the consummation of the transactions herein contemplated. National City shall prepare and file any and all returns required in connection with the obligations which Lessee has assumed under this section, except such filings as National City may, at its option, direct

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[LOGO NATIONAL CITY (R)]
LEASING CORPORATION

Lessee to make. Each party shall upon request furnish the other a copy of any such filing made or governmental invoice received covering such obligations. Lessee further agrees to assume liability for, and to indemnify and hold National City harmless against, all claims, costs, expenses, damages and liabilities arising from or pertaining to the manufacture, assembly, installation, ownership, use, possession and operation of the Equipment, including, without limitation, latent and other defects, whether or not discoverable by Lessee or any other person, any expense, liability or loss directly or indirectly related to or arising out of any injury to any person or tangible or intangible property, whether arising from negligence or under any theory of strict or absolute liability or any other cause, or any claim for patent or copyright infringement, together with all legal fees and expenses reasonably incurred by National City in connection with any liability asserted against it, whether groundless or otherwise. Lessee shall, and shall cause all other persons, if any, operating or in possession of the Equipment, to comply at all times and in all respects with all laws and regulations (whether federal, state, or local and whether statutory, administrative, judicial, or other) and with every lawful governmental order (whether administrative or judicial) pertaining to the operation and use of the Equipment and, without limiting the generality of the foregoing, will, and will cause each such person to, (i) operate, and use the Equipment in compliance with all Environmental Laws and handle all Hazardous Materials in compliance therewith, and (ii) comply with and keep in full effect each approval, certification, license, permit, or other authorization required by any Environmental Law for the conduct of any activity upon or within the Equipment, and will indemnify National City from and against any and all liabilities and any and all fees, costs and expenses arising out of use of the Equipment.

"ENVIRONMENTAL LAW" means the Clean Air Act (42 USC Sec. 7401 et seq.), Comprehensive Environmental Response, Compensation, and Liability Act (42 USC Sec. 9601 et seq.), the Hazardous Material Transportation Act (49 USC Sec. 1801 et seq.), the Resource Conservation and Recovery Act (42 USC Sec. 6901 et seq.), the Federal Water Pollution Control Act (33 USC Sec. 1251 et seq.), the Toxic Substances Control Act (15 USC Sec. 2601 et seq.) and the Occupational Safety and Health Act (29 USC Sec. 651 et seq.), as such laws have been or hereafter may be amended, and the regulations promulgated pursuant thereto, and any and all similar present or future federal, state, or local laws and the regulations promulgated pursuant thereto and "HAZARDOUS MATERIAL" means any chemical, material, or substance which could be detrimental to animal health, human health, vegetation, the environment or the Equipment which is, or the disposal, manufacture, release, storage or transport of which is, or exposure to which is, prohibited, restricted, or otherwise regulated under any Environmental Law;

The agreements and indemnities contained in this section shall survive the expiration or earlier termination of this Agreement.

6.  ASSIGNMENTS; SUBLETTING; ENCUMBRANCES.
(a) LESSEE WILL NOT WITHOUT NATIONAL CITY'S PRIOR WRITTEN CONSENT, ASSIGN OR TRANSFER THIS LEASE OR ANY INTEREST HEREIN, OR SUBLEASE OR RELINQUISH POSSESSION OF, OR CREATE OR SUFFER TO EXIST ANY LIEN, MORTGAGE, SECURITY INTEREST OR ENCUMBRANCE UPON THE EQUIPMENT.

(b) NATIONAL CITY MAY ASSIGN OR TRANSFER THIS LEASE OR NATIONAL CITY'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO LESSEE. ANY ASSIGNEE OF NATIONAL CITY SHALL HAVE ALL OF THE RIGHTS, BUT NONE OF THE OBLIGATIONS, OF NATIONAL CITY UNDER THIS LEASE AND LESSEE AGREES THAT IT WILL NOT ASSERT AGAINST ANY ASSIGNEE OF NATIONAL CITY ANY DEFENSE, COUNTERCLAIM, OR OFFSET THAT LESSEE MAY HAVE AGAINST NATIONAL CITY(LESSEE RESERVES ITS RIGHTS TO HAVE RECOURSE DIRECTLY AGAINST NATIONAL CITY ON ACCOUNT OF SUCH DEFENSE, COUNTERCLAIM OR OFFSET). No assignment shall relieve National City of its obligations, and no assignee shall be required to perform National City's obligations under this Agreement or under any Schedule except as set forth herein, it being the intent of National City to assign the benefits but not the obligations hereunder. Lessee acknowledges that any assignment or transfer by National City shall not materially change Lessee's duties or obligations under this Lease nor increase the burdens or risks imposed on Lessee.

7. USE; REPAIRS; ETC. Lessee will cause the Equipment to be operated in accordance with the manufacturer's or supplier's instructions or manuals by competent and duly qualified personnel only and in compliance with all laws and regulations and the insurance policies required to be maintained hereunder. Lessee shall, at its own cost and expense, enter into and keep in force during the term hereof a maintenance agreement with the manufacturer of the Equipment or such other maintenance vendor as may be approved in writing by National City, to maintain, service and repair the Equipment so as to keep it in as good operating condition as it was when it first became subject to this Lease, ordinary wear and tear excepted. National City shall have the right to approve such maintenance agreement (which approval shall not be unreasonably withheld) and shall be furnished with an executed copy thereof. Lessee shall, at its own cost and expense, to the extent not covered by the aforesaid maintenance agreement, maintain the Equipment in good operating condition. Replacement parts shall be free and clear of any mortgage, lien, charge, or encumbrance (and title thereto shall vest in National City immediately upon installation, attachment or incorporation of the same in, on or into such Unit). Upon termination of this Lease, at the expiration of the Lease Term or otherwise, the Equipment shall be returned to National City in as good operating condition as when it became subject to this Lease, ordinary wear and tear excepted, and in such condition as to be acceptable to the manufacturer for regular maintenance without any remedial maintenance. Lessee will not alter or add to the Equipment without National City's prior written consent. Lessee will remove any attachments, alterations or accessories and return the Equipment to its original condition, normal wear and tear excepted, at the termination of this Lease if National City shall so demand. In the absence of such demand, all attachments, alterations or accessories shall become part of the Equipment at the time of their attachment thereto.

8. LOSS; DAMAGE. If National City determines that any Equipment is lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for normal use for any reason, or in the event of any condemnation, confiscation, seizure, or requisition of title to or use of such Equipment (a "CASUALTY OCCURRENCE"), Lessee will, at the option of National City, either (a) replace the same with Equipment in good repair or (b) promptly pay to National City an amount equal to the Rent in respect of the Equipment suffering a Casualty Occurrence due and payable on the first Rent Payment Date following the date of the Casualty Occurrence, plus a sum equal to the Stipulated Loss Value of such Equipment determined as of the Rent Payment Date next following the date of the Casualty Occurrence as set out in the appropriate Schedule, less any physical damage insurance proceeds paid to National City as a result of said Casualty Occurrence.

As of the Rent Payment Date next following the Casualty Occurrence, the Rent for such Equipment shall cease to accrue and the term of this Lease as to such Equipment shall terminate and (except in the case of loss, theft or complete destruction of the Equipment) National City shall be entitled to recover possession of the Equipment. National City hereby appoints Lessee its agent to dispose of any Equipment

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[LOGO NATIONAL CITY (R)]
LEASING CORPORATION

suffering a Casualty Occurrence at the best price obtainable on an "AS IS, WHERE IS" basis without recourse or warranties of any kind. Provided that National City has been paid the Stipulated Loss Value and all Rent and other sums due and owing as to such Equipment, Lessee shall be entitled to the net proceeds of such sale to the extent such proceeds do not exceed the Stipulated Loss Value of such Equipment. Any excess shall be paid to National City .

9. INSURANCE. Lessee shall maintain at all times, at Lessee's expense, insurance as specified in the applicable Schedule, including, but not limited to: (a) "all risk" or broad form property insurance, as well as flood, earthquake and boiler and machinery coverage, where applicable, as specified in the applicable Schedule or full replacement value, whichever is greater, naming National City as the loss payee; (b) comprehensive general liability insurance as specified in the applicable Schedule, including coverage for products/completed operations, broad contractor liability, broad contractual liability, fire legal liability and personal injury, naming National City as an additional insured as respects its interests under this Agreement; and (c) umbrella liability coverage as provided in the applicable Schedule.

Lessee agrees that the insurance coverage required hereunder shall be placed with insurers with at least an "A/IX" rating from A. M. Best or with such insurers as shall be satisfactory to National City.

Each insurance policy shall contain a clause requiring the insurer to give to National City at least 30-days prior written notice of any cancellation or non-renewal of any policy, with 10 days prior written notice if cancellation is due to non-payment of premiums and shall provide that no act, omission or breach of warranty by Lessee under the terms of the policy shall give rise to any defense against payment of the insurance proceeds to National City. Lessee shall furnish to National City a certificate or other evidence satisfactory to National City that such insurance coverage is in effect on the Commencement Date of each Schedule (or, if progress payments and/or interim funding is provided hereunder, on the date the applicable Progress Payment and Interim Funding Rider is signed by Lessee), on an annual basis thereafter, provided, however, that National City shall be under no duty to ascertain as to the existence or adequacy of such insurance. National City makes no representation that the minimum insurance coverage requirements in a Schedule will be adequate at all times to satisfy Lessee's obligations hereunder. Lessee is fully responsible for payment of all deductibles under such insurance polices and shall indemnify and hold National City harmless from any deductible related to such insurance polices. Lessee has the responsibility to provide additional insurance coverage to maintain coverage hereunder in an amount adequate to fulfill its obligation hereunder and is consistent with insurance coverage for similar risks in Lessee's industry or line of business.

10. NONCANCELLABLE AGREEMENT; LESSEE'S OBLIGATIONS UNCONDITIONAL. This Agreement cannot be canceled or terminated except as expressly provided herein. Lessee agrees that its obligation to pay all rent and other amounts payable hereunder and to perform its duties with respect hereto shall be absolute and unconditional under any and all circumstances, including, without limitation, the following: (a) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against National City, the manufacturer, or supplier of any Equipment or anyone else for any reason whatsoever; (b) any defect in the condition, design, title, operation or fitness for use, or any damage to or loss of any Equipment; (c) any insolvency, reorganization or similar proceedings by or against Lessee; or (d) any other event or circumstances whatsoever, whether or not similar to the foregoing.

Each rent or other payment made by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from National City for any reason whatsoever.

11.  EVENTS OF DEFAULT AND REMEDIES.
(a) An Event of Default shall occur hereunder if: (i) Lessee shall fail to make any payment of rent or other amount owing hereunder when due and such failure shall continue for a period of 10 days; (ii) Lessee shall fail to perform or observe any other covenant, agreement or condition hereunder within 30 days of written notice thereof being given by National City to Lessee, or if more than 30 days are reasonably required, Lessee fails to commence to diligently perform such obligations within such 30 days; (iii) Lessee shall make any representation or warranty to National City herein or in any document or certificate furnished National City in connection herewith which shall prove to be incorrect at the time made and on the date of any Schedule entered into hereunder; (iv) Lessee or any guarantor of Lessee's obligations hereunder (a "GUARANTOR") shall become insolvent or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, (v) a trustee or receiver shall be appointed for Lessee or a Guarantor or for a substantial part of its property or for the Equipment, or reorganization, arrangement, insolvency, dissolution or liquidation proceedings shall be instituted by or against Lessee or a Guarantor and such appointment or proceedings are not terminated after 60 days; (vi) Lessee or a Guarantor liquidates, dissolves, or enters into any consolidation, merger, or other combination (unless Lessee is the surviving entity after such consolidation or merger), or sells, leases or disposes of a substantial portion of its business or assets, unless (x) the entity formed by the consolidation, or into which Lessee or a Guarantor is merged or the person or entity that acquires all or substantially all of Lessee's or a Guarantor's assets shall be organized under the laws of the United States or any state thereof and (y) National City is reasonably satisfied as to the creditworthiness of such person or entity and
(z) not less than 30 days prior thereto such person or entity assumes all the obligations of Lessee or a Guarantor hereunder pursuant to an assignment and assumption agreement in form and substance satisfactory to National City; (vii) the current holders of 51% of the outstanding capital stock of a Lessee or a Guarantor that is not a publicly traded corporation shall cease to be the shareholders of Lessee or a Guarantor or cease to have the unconditional right to elect a majority of Lessee's or a Guarantor's board of directors (unless Lessee or a Guarantor shall have provided 60-days' prior written notice to National City of the proposed disposition of stock and National City shall have consented thereto in writing); (viii) an individual Guarantor shall become legally incapacitated or die; (ix) Lessee and/or a Guarantor shall suffer an adverse material change in its financial condition from the date hereof, and as a result thereof National City deems itself or any of its Equipment to be insecure; or (x) Lessee and/or a Guarantor shall be in default under any other agreement at any time executed with National City or any affiliate or subsidiary of National City Corporation.

(b) If an Event of Default occurs hereunder then National City may declare this Agreement to be in default and may do one or more of the following with respect to any or all of the Equipment as National City in its sole discretion may elect, to the extent permitted by, and subject to compliance with any mandatory requirements of applicable law then in effect: (i) terminate this Lease effective immediately; or (ii) demand that Lessee, and Lessee shall at its expense upon such demand, return the Equipment promptly to National City in the manner and condition required by and otherwise in accordance with the provisions of Section 2 hereof, as if the Equipment were being returned at the expiration of its term of lease hereunder, or National City, at its option, may enter upon the premises where the Equipment is located and take

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[LOGO NATIONAL CITY (R)]
LEASING CORPORATION

possession of and remove the same by summary proceedings or otherwise, all without liability to Lessee for damage to property or otherwise; or (iii) take possession of any or all Equipment and remove the same without liability for injuries suffered through or loss caused by such repossession; LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OR ATTACHMENT OF THE EQUIPMENT BY NATIONAL CITY IN THE EVENT OF DEFAULT HEREUNDER BY LESSEE; in the event National City proceeds pursuant to this subsection (iii), National City may sell any or all Equipment at public or private sale as is commercially reasonable given the existing conditions on an "AS IS, WHERE IS" basis without recourse or warranties of any kind, or otherwise hold, use, operate, or keep idle such Equipment, as National City in its sole discretion determines is commercially reasonable free and clear of all rights of Lessee; or (iv) whether or not National City has exercised any other right hereunder, by written notice to Lessee, cause Lessee to pay National City (as liquidated damages for loss of a bargain and not as a penalty) on the date specified in such notice an amount equal to the Rent due and payable on the first Rent Payment Date following the date of the notice of Lease termination plus a sum equal to the appropriate Stipulated Loss Value determined as of the Rent Payment Date next following the date of the notice of Lease termination as set out in the applicable Schedule; or (v) National City may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

In addition, Lessee shall pay National City all costs and expenses incurred by National City as a result of Lessee's default hereunder or the termination hereof, including, without limitation, reasonable attorney's fees and costs arising out of repossession and disposal of the Equipment.

Provided Lessee has previously paid to National City the sum of the Stipulated Loss Value, Rent due and owing and other costs and expenses incurred pursuant hereto, Lessee shall be entitled to the net proceeds of any such sale, disposition or re-lease of the Equipment to the extent they do not exceed the Stipulated Loss Value. Any excess shall be retained by National City. To the extent the Equipment is re-leased by National City, Lessee shall be credited the present value of the lease rental stream at the discount rate of National City Prime as of the date the re-lease is agreed to between the parties. Furthermore, to the extent the parties to this Lease need to determine the present value of any moneys due under the Lease, the parties agree that the discount rate shall be National City Prime.

"NATIONAL CITY PRIME" means the fluctuating rate of interest which is publicly announced from time to time by National City Bank, Cleveland, Ohio, at its principal place of business as being its "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder. The Prime Rate is not necessarily the lowest rate of interest then available from National City Bank on fluctuating rate loans

In addition, Lessee shall continue to be liable for all indemnities under this Lease and for all reasonable attorney fees and other costs and expenses resulting from the termination hereof and/or the exercise of National City's remedies, including placing any Equipment in the condition required by Section 7 hereof. Except as expressly provided above, no remedy referred to in this section is exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to National City at law or equity; and the exercise or beginning of exercise by National City of any one or more of such remedies shall not preclude the simultaneous or later exercise by National City of any other remedies. No express or implied waiver by National City of an Event of Default shall constitute a waiver of any other or subsequent Event of Default. To the extent permitted by law, Lessee waives any rights now or hereafter conferred by statute or otherwise which may require National City to sell, re-lease or otherwise use the Equipment in mitigation of National City's damages or which may otherwise limit or modify any of National City's rights or remedies.

12. INDEMNIFICATION FOR TAX BENEFITS.

(a) National City, as the owner of the Equipment, shall be entitled to such deductions, credits and other benefits as are provided by the Internal Revenue Code of 1986, as amended, (hereinafter called the "CODE") to an owner of property.

(b) Lessee agrees that neither it nor any entity controlled by it, in control of it, or under common control with it, directly or indirectly, will at any time take any action or file any returns or other documents inconsistent with the foregoing and that each of such corporations will file such returns, take such action and execute such documents as may be reasonable and necessary to facilitate accomplishment of the intent thereof. Lessee agrees to copy or make available for inspection and copying by National City such records as will enable National City to determine whether it is entitled to the benefit of any amortization or depreciation deduction which may be available from time to time with respect to the Equipment.

(c) If National City, under any circumstances or for any reason whatsoever, except for acts of National City or future changes in the Code, shall lose, shall not have or shall lose the right to claim, or there shall be disallowed or recaptured all or any portion of the federal tax depreciation deductions with respect to any item of Equipment based on depreciation or National City's full cost of such item of Equipment and computed on the basis of a method of depreciation provided by the Code as National City in its complete discretion may select, then Lessee agrees to pay National City upon demand an amount which, after deduction of all taxes required to be paid by National City in respect to the receipt thereof under the laws of any federal, state or local government or taxing authority of the United States or of any taxing authority or governmental authority of any foreign country, shall be equal to the sum of (i) an amount equal to the additional income taxes paid or payable by National City in consequence of the failure to obtain the benefit of a depreciation deduction, and (ii) any interest and/or penalty which may be assessed in connection with any of the foregoing.

(d) The provisions of this Section 12 shall survive the expiration or earlier termination of this Agreement.

13. NATIONAL CITY'S RIGHTS TO PERFORM. If Lessee fails to make any payment required to be made hereunder or fails to comply with any other agreements contained herein, National City may make such payment or comply with such agreement, and the amount of such payment and the reasonable expenses of National City incurred in connection with such payment or compliance, shall be payable by Lessee on demand.

14. FURTHER ASSURANCES. Lessee will, at its expense, promptly and duly execute and deliver to National City such further documents and assurances and take such further action as National City may from time to time request in order to more effectively carry out the intent and purpose of this Agreement so as to establish and protect the rights, interest and remedies intended to be created in favor of National City hereunder, including, without limitation, the execution

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[LOGO NATIONAL CITY (R)]
LEASING CORPORATION

and filing of financing statements and continuation statements with respect to the Equipment and this Agreement. Lessee authorizes National City or its agents or assigns to effect any such filing (including signing any financing statements in the name of Lessee with the same force and effect as if signed by Lessee or the filing of any financing statements without the signature of Lessee, if permitted in the relevant jurisdiction) and National City's expenses with respect thereto shall be payable by Lessee on demand.

15. NOTICES. All notices and other communications required to be given to any party hereunder shall be in writing and delivered by a recognized overnight courier service or mailed by regular mail to such party at the address set forth above or at such other address as it may designate to other parties. All communications mailed by regular mail shall be assumed to arrive within 3 business days after the postmarked date.

16. MISCELLANEOUS. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee waives (a) any provision of law which renders any provision hereof unenforceable in any respect; (b) any and all rights and remedies conferred upon a Lessee by Article 2A of the UCC and any rights conferred by statute or otherwise that may limit or modify National City's rights as described in this Agreement.

Provided the Lessee is not in default under any provision of this Lease, National City shall not interfere with Lessee's quiet enjoyment of the use of the Equipment pursuant to the terms of this Agreement and National City shall defend and protect such quiet enjoyment against all persons claiming by, through or under National City. This Agreement and the provisions hereof shall inure to the benefit of National City and its successors and assigns, and shall be binding on and inure to the benefit of Lessee and its successors and assigns.

17. CONDITIONS PRECEDENT. The obligation of National City contained in Section 1 hereof shall be subject to the following conditions precedent: (a) there shall have occurred no material adverse change in the business or the financial condition of Lessee from the date hereof until the Commencement Date of any Schedule; (b) Lessee shall have furnished National City with a certificate or other evidence satisfactory to National City that insurance coverage as required by Section 9 hereof is in effect as to the item of Equipment desired to be leased; (c) upon the request of National City, Lessee shall furnish National City opinions of counsel in form and substance acceptable to National City; (d) unless specifically waived by National City, Lessee shall have furnished National City waivers, in form and substance acceptable to National City, of all rights in or to Equipment of any landlord or mortgagee of any real property upon which the Equipment is or is to be situated; and (e) all other instruments and legal and corporate proceedings in connection with the transactions contemplated herein shall be satisfactory in form and substance to National City, and counsel to National City shall have received copies of all documents which it may have requested in connection therewith.

If any of the above conditions is not satisfied at the time Lessee submits any Schedule, National City shall have no obligation under this Agreement to lease the items of personal property covered thereby to Lessee.

18. FINANCIALS. Lessee agrees that for so long as any item of Equipment shall be leased under this Agreement, Lessee will deliver or cause to be delivered to National City (a) as soon as practicable, and in any event within 60 days after the end of each quarterly period (other than the fourth quarterly period) for each fiscal year of Lessee, the balance sheet of Lessee as of the end of such quarterly period together with the related statements of income and expenses for such quarterly period all in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by Lessee's chief financial officer; and (b) as soon as practicable, and in any event within 120 days after the close of each fiscal year of Lessee, the audited balance sheet of Lessee as of the end of such fiscal year together with related statements of income and surplus for such fiscal year all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and certified by an independent public accountant acceptable to National City.

19. REPRESENTATION, WARRANTIES AND COVENANTS. Lessee represents, warrants and covenants that (a) if Lessee is a corporation, Lessee is duly organized and validly existing in good standing under the laws of the state of its incorporation and is duly qualified and licensed to do business as a foreign corporation in good standing in those jurisdictions where such qualifications are necessary to authorize Lessee to carry on its present business and operations and to own its properties or to perform its obligations hereunder;
(b) if Lessee is a partnership, Lessee is duly organized and validly existing under the partnership laws of its state of domicile and is duly authorized in any foreign jurisdiction where such qualification is necessary to authorize Lessee to carry on it present business and operations and to own its properties and to perform its obligations hereunder; (c) if Lessee is a limited liability company, Lessee is duly organized and validly existing under the laws of its state of domicile and is duly authorized in any foreign jurisdiction where such qualification is necessary to authorize Lessee to carry on it present business and operations and to own its properties and to perform its obligations hereunder; (d) Lessee has full power, authority and legal right to execute, deliver and carry out as Lessee the terms and provisions of this Agreement and any other documents in connection with this lease transaction; (e) if Lessee is a corporation, Lessee's execution, delivery and performance of this Agreement and the other documents and agreements referred to herein, and the performance of its obligations under this Agreement have all been authorized by all necessary corporate action, do not require the approval or consent of stockholders, or of any trustee or holders of any indebtedness or obligation of Lessee and will not violate any law, governmental rule, regulation or order binding upon Lessee or any provision of any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it is bound or to which it is subject, and will not violate any provision of the Certificate of Incorporation, By-laws or any preferred stock agreement of Lessee; (f) if Lessee is a partnership, Lessee's execution, delivery and performance of this Agreement and the other documents and agreements referred to herein, and the performance of its obligations under this Agreement have all been authorized by all necessary partnership actions; (g) if Lessee is a limited liability company, Lessee's execution, delivery and performance of this Agreement and the other documents and agreements referred to herein, and the performance of its obligations under this Agreement have all been authorized by all necessary member action; (h) there are no pending or threatened investigations, actions or proceedings before any court or administrative agency or other tribunal body, which seek to question or set aside any of the transactions contemplated by this Agreement, or which, if adversely determined, would materially affect the condition, business or operation of Lessee; (i) Lessee is not in default in any material manner in the payment or performance of any of its obligations or in the

[LOGO NATIONAL CITY (R)]
LEASING CORPORATION

performance of any contract, agreement or other instrument to which it is a party or by which it or any of its assets may be bound; (j) the balance sheet of Lessee as of the end of its most recent fiscal year and the related profit and loss statement of Lessee for the fiscal year ended on said date, including the related schedules and notes, together with the report of an independent certified public accountant, heretofore delivered to National City, are all true and correct and present fairly (x) the financial position of Lessee as at the date of said balance sheet and (y) the results of the operations of Lessee for said fiscal year; (k) all proceedings required to be taken by Lessee to authorize the lease of the Equipment from National City and to protect National City's interest in such Equipment, free and clear of all liens and encumbrances whatsoever, have been taken; (l) Lessee has no significant liabilities (contingent or otherwise) which are not disclosed by or reserved against the financial statements referred to in (j) above; (m) all the financial statements referred to in (j) above have been prepared in accordance with generally accepted accounting principles and practices applied on a basis consistently maintained throughout the period involved; (n) there has been no change which would have a material adverse effect on the business or financial condition of Lessee from that set forth in the balance sheet referred to in (j) above; (o) no authorization, consent, approval, license, exemption of or filing or registration with court, governmental unit or department, commission, board, bureau, agency, instrumentality or the like is required or necessary for the valid execution and delivery of the Agreement, any bill of sale and the other documents and agreements referred to herein; (p) this Master Lease Agreement, the Schedules and any accompanying documents, having been duly authorized, executed and delivered to National City, constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with the terms thereof except as such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally; and (q) the Equipment is personal property and neither real property nor a fixture.

The foregoing representations, warranties and covenants shall be deemed to be made on the date hereof and again on the date Lessee executes each Schedule.

20. OPTIONS. National City and Lessee hereby agree that so long as no Event of Default shall have occurred and be continuing Lessee may have such options as are set forth in the applicable Schedule.

21. CHOICE OF LAW. The rights and liabilities of the parties under this Agreement and each Schedule shall be interpreted, enforced and governed in all respects by the laws of State of Ohio. Lessee hereby consents and subjects itself to the jurisdiction of every local, state and federal court within State of Ohio, agrees that except as otherwise required by law, Lessee shall never file or maintain any action or proceeding in connection with this Agreement or any Schedule in any court outside State of Ohio, waives personal service of any and all process in connection therewith and consents to the service of such process upon Lessee in the manner provided in the Agreement for giving notice. LESSEE HEREBY KNOWINGLY AND VOLUNTARILY WAIVES JURY TRIAL IN RESPECT OF ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT OR ANY SCHEDULE.

22. ATTORNEY'S FEES. If National City commences any action to enforce or define any right or obligation of Lessee under this Agreement or any Schedule, Lessee shall pay to National City all reasonable attorney's fees and all other legal expenses (including for expert and other witnesses) for preparation, negotiation, filing, maintenance, defense, settlement and appeal of litigation paid or incurred by National City.

23. HEADINGS. The headings for the various sections of this Agreement are intended solely for convenience of reference and are not intended nor shall they be used to construe, explain, modify or place any meaning upon any provision hereof.

24. MODIFICATION. Neither this Agreement nor any Schedule can be modified or amended except by written agreement signed and currently dated by both signatories hereto. Lessee's Initials: ________

25. COUNTERPARTS; ORIGINALS. The parties may execute this Agreement and any
Schedule in any number of counterparts. All such counterparts of this Agreement shall constitute one Agreement. One copy of the Agreement and each Schedule shall be designated as the "ORIGINAL" and all other copies shall be "DUPLICATES". Only the "ORIGINAL" shall constitute chattel paper.

26. LESSEE'S ACKNOWLEDGMENT OF NO EXTRINSIC PROMISES. LESSEE AGREES THAT THERE HAVE BEEN NO REPRESENTATIONS, AGREEMENTS, STATEMENTS, PROMISE, UNDERSTANDINGS OR INDUCEMENTS (COLLECTIVELY IN THIS SECTION "PROMISES") MADE TO LESSEE BY OR ON BEHALF OF NATIONAL CITY OR ANY THIRD PERSON IN CONNECTION WITH THIS AGREEMENT, ANY SCHEDULE, ANY EQUIPMENT LEASED HEREUNDER, OR ANY PRESENT OR FUTURE TRANSACTION OF WHICH THIS AGREEMENT AND/OR ANY SCHEDULE IS OR BECOMES A PART OTHER THAN THOSE PROMISES, IF ANY, EXPRESSLY IN WORDS MADE IN THIS AGREEMENT AND EACH SCHEDULE.

27. ENTIRE AGREEMENT. THIS AGREEMENT IS AN INTEGRATION AND EACH SCHEDULE IS AN INTEGRATION AND RESPECTIVELY THE ENTIRE AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF EACH TRANSACTION EMBRACED THEREBY. ALL AGREEMENTS, REPRESENTATIONS, PROMISES, INDUCEMENTS, STATEMENTS AND UNDERSTANDINGS, PRIOR TO AND CONTEMPORANEOUS WITH THIS AGREEMENT AND PRIOR TO AND CONTEMPORANEOUS WITH EACH SCHEDULE, WRITTEN OR ORAL, BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF EACH SUCH TRANSACTION, IF ANY, ARE AND EACH IS SUPERSEDED BY THIS AGREEMENT AND BY EACH SCHEDULE AS IT IS EXECUTED.

--------------------------------------------------------------------------------
                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]
                            [SIGNATURE PAGE FOLLOWS]
--------------------------------------------------------------------------------

[LOGO NATIONAL CITY (R)]
LEASING CORPORATION

--------------------------------------------------------------------------------

Executed as of the 30th day of December, 1999.

By execution hereof, the signer hereby certifies that he/she has read this Agreement and that he/she is duly authorized to execute this Master Equipment Lease Agreement on behalf of the Lessee.

COLD METAL PRODUCTS,INC.
(a New York corporation)

By:    /s/ Joseph C. Horvath
       ---------------------

Title: Chief Financial Officer
       -----------------------



NATIONAL CITY LEASING CORPORATION
(a Kentucky corporation)

By:    /s/ Mary L. Scott
       -----------------

Title: Vice President
       --------------

                          EQUIPMENT SCHEDULE NO. 00001

                             DATED DECEMBER 30, 1999
                                   -----------------
                                       TO
          MASTER EQUIPMENT LEASE AGREEMENT NO. 08321 (THE "AGREEMENT")
                             DATED DECEMBER 30, 1999
                                   -----------------
                                 BY AND BETWEEN
               NATIONAL CITY LEASING CORPORATION ("NATIONAL CITY")
                                       AND
                     COLD METAL PRODUCTS, INC. ("LESSEE").

THIS EQUIPMENT SCHEDULE (the "SCHEDULE") is executed and delivered by National City and Lessee, pursuant to and in accordance with the Agreement, including defined terms used herein.

A. EQUIPMENT. The Equipment covered by this Schedule consists of the following items:

    QUANTITY      MANUFACTURER/MODEL        DESCRIPTION        SERIAL #
    --------      ------------------        -----------        --------

    ONE (1)       ALCOS 52" X .250" X 50,000 LB SLITTING
                  LINE FURTHER DESCRIBED PER THE
                  ATTACHED SCHEDULE A


                                          SALES TAX
                                          TOTAL ACQUISITION COST: $2,100,000.00

                   NAME AND ADDRESS OF SUPPLIER OF EQUIPMENT:
                   ------------------------------------------
                   Alcos Machinery Inc.
                   190 Harry Walker Parkway
                   Newmarket, Ontario L3Y 784


B.  LOCATION. The Equipment shall be located at:

    2301 South Holt Road, Indianapolis, Indiana 46251

C. TERM. The term of lease of said Equipment under the Agreement shall commence on the date Lessee accepts the Equipment as evidenced by the Certificate of Delivery and Acceptance pertaining to such Equipment and, unless terminated pursuant to the provisions of the Agreement, shall terminate on December 30, 2006.

D. RENT. As Rent for said Equipment throughout the terms of lease referred to in the preceding paragraph C, Lessee shall pay to National City in accordance with the terms of the Agreement, forty eight (48) consecutive rental payments of $24,453.33 each, immediately followed by forty eight (48) consecutive rental payments of $29,887.40. Rent payments shall be made monthly in advance. The first Rent Payment Date shall be December 30, 1999, with subsequent Rent payments commencing January 30, 2000, to and including November 30, 2006. Lessee shall pay Interim Rent in an amount equal to $815.11 multiplied by the number of days between the Commencement Date and the first Rent Payment Date. Lessee shall also pay the applicable sales tax or use tax as invoiced by National City.

E. INSURANCE. The insurance required pursuant to Section 9 of the Agreement shall include:

    1.  PHYSICAL DAMAGE TO ALL EQUIPMENT LEASED UNDER THIS SCHEDULE:
        a. Minimum Scope of Coverage: All-Risk Property coverage, including flood, earthquake and boiler and machinery where applicable.
        b. Minimum Dollar Limits of Coverage: Not less than the full replacement value of the Equipment at the time of payment to National City of insurance proceeds.
        c. Maximum Deductibles: Not more than $10,000.00 per occurrence. Lessee is liable for all deductible amounts.

    2.  GENERAL LIABILITY:
        a. MINIMUM SCOPE OF COVERAGE: Commercial general liability coverage, occurrence form, for bodily injury and property damage, including products and completed operations, broad contractor liability, broad contractual liability;, fire legal liability and personal injury.
        b.  Minimum Dollar Limits of Coverage: (i) $1,000,000.00 combined single limit per occurrence; (ii) $2,000,000.00 annual general aggregate.
        c. Maximum Loss Retention: Not more than $10,000.00 per occurrence. Lessee is liable for all retention amounts.

    3.  UMBRELLA LIABILITY INSURANCE:
        a. Minimum Scope of Coverage: General liability, employer's liability and automobile liability.
        b. Minimum Dollar Limits of Coverage: $N/A per occurrence and annual aggregate.
        c. Maximum Deductible/Retention: Not more than $N/A per occurrence. Lessee is liable for all deductible/retention amounts.

F.  TAX ASSUMPTIONS. National City has made certain tax assumptions pursuant to
    Section 12 of the Agreement, these assumptions are as follows:

        The Modified Accelerated Cost Recovery System (MACRS) property class for the Equipment is seven (7) years.

G. OPTIONS. See Rider(s) I, II and III, attached hereto and by this reference made a part hereof.

H. STIPULATED LOSS VALUE. The Stipulated Loss Value of the Equipment or any item of Equipment as of any particular computation date shall be determined on the basis of and be equal in amount to

    (a) the value of the item of Equipment that would be obtained in a transaction between an informed and willing buyer and seller as of the date the Stipulated Loss Value is to be computed pursuant to the Agreement, net of all expenses and costs whatsoever which would be incidental to the reclamation of the Equipment and the sale thereof as determined (at Lessee's expense) by an independent appraiser selected by National City, but in no event shall be less than fifteen percent (15%) of the original cost of such item of Equipment, plus

    (b) the present value of all future rental payments reserved in the Lease relating to such Equipment or item of Equipment and contracted to be paid over the unexpired term of the Lease discounted at a rate equal to National City Bank Prime as of the date of computation, plus

    (c) interest at the rate of 18% per annum, or the highest rate permitted by law, on the total of (a) and (b) from the computation date until paid to National City.

I. INCORPORATION OF AGREEMENT. All provisions of the Agreement are hereby incorporated by reference in this Equipment Schedule to the same extent as if fully set forth herein, and Lessee confirms that each representation and warranty made in Section 19 of the Agreement is true and correct as of the date hereof.


APPROVED AND AGREED to by the parties hereto as of the date set forth above.

COLD METAL PRODUCTS, INC.
(a New York corporation)
(The undersigned affirms that he/she is duly authorized to execute and deliver this Equipment Schedule on behalf of Lessee.)

By:    /s/ Joseph C. Horvath
       ---------------------

Title: Chief Financial Officer
       -----------------------


NATIONAL CITY LEASING CORPORATION
(a Kentucky corporation)

By:    /s/ Mary L. Scott
       -----------------

Title: Vice President
       --------------

                            COLD METAL PRODUCTS, INC.
                            -------------------------

                                   SCHEDULE A
                                   ----------
                                       TO
                            MASTER LEASE NO. 08321-01

                                 EQUIPMENT LIST
                                 --------------

QUANTITY           DESCRIPTION
--------           -----------
1                  .52" X .250" X 50,000 LBS SLITTING LINE, COMPRISED OF
                   THE FOLLOWING:

1                  COIL STORAGE RACKS
                   MODEL # CSR-50K-52
                   S/N     CMP 825-19-7-99

1                  AUTOMATIC EDGE GUIDE CONTROL
                   MODEL #EG-52
                   S/N     CMP-829-19-7-99

1                  RETRACTABLE OUTBOARD SUPPORT MODEL # OBS-50K-52
                   S/N     CMP-827-19-7-99

1                  TRANSFER TURNSTILE MODEL # TT4-50K-52
                   S/N     CMP-854-19-7-99

1                  TRAVERSING DOWNENDER WITH PROGRAMMABLE DOWNENDER
                   S/N     CMP-855-19-7-99

1                  FLIPPER & CARRY OVER TABLE MODEL FT-52
                   S/N     CMP-835-19-7-99

1                  SLITTER ENTRY UNIT
                   WITH ALLIGATOR TYPE DRAG BOARD MODEL # EU-52-250
                   S/N     CMP-836-19-7-99

1                  SCRAP CHOPPER

2                  INTERCHANGEABLE RECOILER DRUMS AND MANDRELS
                   S/N     CMP-850/851-19-7-99

1                  DRIVE UNIT (PART OF STRIP TENSION UNIT)

1                  SLITTER DRIVE UNIT
                   S/N     CMP-837-19-7-99

1                  SLITTER STORAGE CAROUSEL (CENTRE PART ONLY)
                   MODEL SSCI-3-52
                   S/N     CMP-840-19-7-99

1                  SLITTER INJECTOR UNIT MODEL SIU-3-52
                   S/N     CMP-839-19-7-99

1                  SCRAP CONVEYOR SYSTEM

                            COLD METAL PRODUCTS, INC.
                            -------------------------

                                   SCHEDULE A
                                   ----------
                                       TO
                            MASTER LEASE NO. 08321-01

                                 EQUIPMENT LIST
                                 --------------

QUANTITY           DESCRIPTION
--------           -----------
1                  RECOILER THREADING TABLE MODEL # RTT-52
                   S/N     CMP-849-19-7-99

1                  LOOP THREADING TABLE MODEL # LTT-52
                   S/N     CMP-843-19-7-99

1                  STRIP TENSION UNIT WITH STRIP OILING FACILITY MODEL
                   # STU-52-250
                   S/N     CMP-844-19-7-99

1                  EXIT CROP SHEAR MODEL #EXCS-52-250
                   S/N     CMP-848-19-7-99

1                  SLITTER STORAGE CAROUSEL
                   MODEL # SSCI-3-52
                   S/N     CMP-19-7-99

1                  PIT TYPE ENTRY COIL CAR (WITH DRIVEN SNUBBER ROLL FEATURE)
                   MODEL # PCC-50K-52
                   S/N     CMP-826-19-7-99

1                  DOUBLE TELESCOPING COIL PEELER
                   MODEL # DTCP-52-250
                   S/N     CMP-830-19-7-99

1                  ENTRY PINCH ROLL MODEL #EPR-52-250
                   S/N     CMP-831-19-7-99

1                  FLATTENER
                   MODEL 4F-52-250
                   S/N     CMP-832-19-7-99

1                  ENTRY CROP SHEAR
                   MODEL # ENCS-52-250
                   S/N     CMP-833-19-7-99

1                  RECOILER DRIVE UNIT

1                  SINGLE MANDREL UNCOILER WITH "PUP" COIL DISCHARGE UNIT AND
                   POLYURELHANE SADDLES
                   MODEL # SMU-50K-52
                   S/N     CMP-827-19-7-88

1                  ROTATING COIL CAR TABLE WITH 260 DEG CAPABILITY
                   MODEL # CCT-50K-52
                   S/N     CMP-853-19-7-99

1                  HYDRAULIC POWER UNIT

                            COLD METAL PRODUCTS, INC.
                            -------------------------

                                   SCHEDULE A
                                   ----------
                                       TO
                            MASTER LEASE NO. 08321-01

                                 EQUIPMENT LIST
                                 --------------

QUANTITY           DESCRIPTION
--------           -----------
1                  TRIPLE SEPARATOR CADDY FOR TENSION UNIT
                   MODEL # STC-52
                   S/N     CMP-846-19-7-99

1                  SINGLE SEPARATOR CADDY FOR TENSION UNIT
                   MODEL #RTC-52
                   S/N     CMP-847-19-7-99

2                  INTERCHANGEABLE 3M COVERED TENSION ROLLS

3                  TRANSFORMERS
                   1 @ 330KVA: 1@ 275  KVA; 1 @ 51 KVA

5                  HYDRAULIC MANIFOLDS

4                  HYDRAULIC CYLINDERS

2                  ELECTRICAL CONTROL CABINETS
                   (1 FOR SLITTER, 1 FOR RECOILER)

1                  ELECTRICAL CONTROL CONSOLE

1                  AUTOMATIC EDGE GUIDE SYSTEM (INCLUDING SERVO UNIT)

1                  BOX THREAD PRORECTORS

2                  TABLES AND GUARDS

1                  HYDRAULIC CYLINDER FOR TRAVERSING DOWNENDER

1                  TURRET RECOILER WITH OVERARM STRIP SEPARATOR AND 2
                   RECOILING DRUMS
                   MODEL # TR-50K-52-16/20
                   S/N     CMP-850-19-7-99

2                  INTERCHANGEABLE SLITTER HEAD
                   MODEL # SU-6-52/28
                   S/N     CMP-837-19-7-99
                           CMP-838-19-7-99

2                  SLITTER HEADS

                   (3 SETS 80 KNIVES PER SET)
                   COWLES "MAXCUT" ROTARY SLITTING KNIVES
                   14.000" OD X 9.0015/9.0025" HOLE X .32000" (+\- .000040")
                   THICK 1.000" WIDE HALF ROUND KEYWAY

                            COLD METAL PRODUCTS, INC.
                            -------------------------

                                   SCHEDULE A
                                   ----------
                                       TO
                            MASTER LEASE NO. 08321-01

                                 EQUIPMENT LIST
                                 --------------

QUANTITY           DESCRIPTION
--------           -----------
55                 COWLES "MAXCUT" ROTARY SLITTING KNIVES
                   14.000" OD X 9.0015/9.0025" HOLE X .50000" (+\- .000040")
                   THICK 1.000" WIDE HALF ROUND KEYWAY

                                     RIDER I
                                       TO
                  EQUIPMENT SCHEDULE NO. 00001 (THE "SCHEDULE")
                             DATED DECEMBER 30, 1999
                                   -----------------
                                       TO
          MASTER EQUIPMENT LEASE AGREEMENT NO. 08321 (THE "AGREEMENT")
                             DATED DECEMBER 30, 1999
                                   -----------------
                                 BY AND BETWEEN
               NATIONAL CITY LEASING CORPORATION ("NATIONAL CITY")
                                       AND
                      COLD METAL PRODUCTS, INC. ("LESSEE")

THIS RIDER is executed and delivered by National City and Lessee in regard to the Schedule.

                                PURCHASE OPTION.
                                ----------------

Provided no event of default has occurred and is continuing under the Lease, the purchase option for the Equipment pursuant to Section 20 of the Agreement shall be a price equal to the then appraised Fair Market Sales Value of the Equipment, as determined (at Lessee's expense) by an independent appraiser selected by National City. In order to exercise its option, as regards each Schedule and for not less than all of the Equipment identified to that Schedule, Lessee must give National City written notice at least 90 days prior to the expiration of the lease term with respect thereto, and remit the purchase price in cash to National City or its assigns on or before said expiration date. After receipt of the purchase price in accordance herewith, National City will transfer to Lessee all of its right, title and interest in the Equipment purchased AS-IS, WHERE-IS, without recourse, representation or warranty of any kind, express or implied, except as to title and the absence of liens or encumbrances arising by, through or under National City. "FAIR MARKET SALES VALUE" for the purpose hereof shall be determined on the basis of and be equal in amount to the value that would be obtained in a transaction between an informed and willing buyer and an informed and willing seller, and the cost of moving the Equipment from the location of current use shall not be a deduction from such value.

Dated:   December 30, 1999
         -----------------

COLD METAL PRODUCTS, INC.
(a New York corporation)

By:    /s/ Joseph C. Horvath
       ---------------------

Title: Chief Financial Officer
       -----------------------


NATIONAL CITY LEASING CORPORATION
(a Kentucky corporation)

By:    /s/ Mary L. Scott
       -----------------

Title: Vice President
       --------------

                                    RIDER II
                                       TO
                  EQUIPMENT SCHEDULE NO. 00001 (THE "SCHEDULE")
                             DATED DECEMBER 30, 1999
                                   -----------------
                                       TO
          MASTER EQUIPMENT LEASE AGREEMENT NO. 08321 (THE "AGREEMENT")
                             DATED DECEMBER 30, 1999
                                   -----------------
                                 BY AND BETWEEN
               NATIONAL CITY LEASING CORPORATION ("NATIONAL CITY")
                                       AND
                      COLD METAL PRODUCTS, INC. ("LESSEE")

THIS RIDER is executed and delivered by National City and Lessee in regard to the Schedule.

                              EARLY BUY-OUT OPTION
                              --------------------

Provided no event of default has occurred and is continuing under the Lease, pursuant to Section 20 of the Agreement, Lessee has a one time election on the 85th rental payment date under the Lease to terminate the lease and purchase all, but not less than all, of the Equipment for 31.67% of the Total Acquisition Cost as set forth in the Schedule. Lessee must give National City written notice of its election of this option at least 90-days prior to such rental payment date that Lessee wishes to exercise such election. Provided all payments, including, but not limited to rental payments, have been made pursuant to the Lease up to and including the date of the termination hereunder and after receipt of the purchase price in accordance herewith, National City will transfer to Lessee all of its right, title and interest in the Equipment purchased AS-IS, WHERE-IS, without recourse, representation or warranty of any kind, express or implied, except as to title and the absence of liens or encumbrances arising by, through or under National City.

Dated: December 30, 1999
       -----------------

COLD METAL PRODUCTS, INC.
(a New York corporation)

By:    /s/ Joseph C. Horvath
       ---------------------

Title: Chief Financial Officer
       -----------------------


NATIONAL CITY LEASING CORPORATION
(a Kentucky corporation)

By:    /s/ Mary L. Scott
       -----------------

Title: Vice President
       --------------

                                    RIDER III
                                       TO
                  EQUIPMENT SCHEDULE NO. 00001 (THE "SCHEDULE")
                             DATED DECEMBER 30, 1999
                                   -----------------
                                       TO
          MASTER EQUIPMENT LEASE AGREEMENT NO. 08321 (THE "AGREEMENT")
                             DATED DECEMBER 30, 1999
                                   -----------------
                                 BY AND BETWEEN
               NATIONAL CITY LEASING CORPORATION ("NATIONAL CITY")
                                       AND
                      COLD METAL PRODUCTS, INC. ("LESSEE")

 THIS RIDER is executed and delivered by National City and Lessee in regard to the Schedule.

                                   MAINTENANCE
                                   -----------

1. In addition to the requirements of Section 7 of the Agreement relating to the condition of the Equipment upon return thereof by the Lessee to National City, the Equipment upon its return shall be in compliance with the following conditions:

         A. Lessee will maintain the Equipment in a condition and manner suggested by the original manufacturer as required to validate any warranty.

         B. Lessee will maintain the Equipment in good operating condition and appearance, and cannot discriminate such maintenance between owned or leased equipment.

         C. Lessee will use only manufacturer's approved replacement parts and components in the performance of any maintenance and repair of the Equipment.

         D. Lessee will maintain current maintenance and repair records for the Equipment in a useable manner.

         E. Lessee will not make any alterations to the leased Equipment without prior written approval of the Lessor.

         F. Lessee will not make any alterations to the Equipment that will damage or restrict the Equipment from its initial use and design. ANY EQUIPMENT UPGRADES, ADDITIONS OR MODIFICATIONS, PREVIOUSLY APPROVED IN WRITING BY LESSOR, SHALL BECOME A PART OF THE EQUIPMENT AND WILL BE RETURNED WITH THE EQUIPMENT.

         G. Lessee shall, at its sole cost and expense, enter into and maintain in force, for the term of each Equipment Schedule, a maintenance contract with the manufacturer of the Equipment or such party as shall be acceptable to Lessor, and shall provide Lessor with a copy of such contract and all related supplements thereto.

         H. If Lessee has the Equipment maintained by a party other than the manufacturer, Lessee assumes and agrees to pay any costs necessary to have the manufacturer re-certify that the Equipment will be eligible upon resale for the manufacturer's maintenance contract at the manufacturer's standard rates.

2.       All defined terms in the Agreement shall have the same meaning herein.

3. All provisions of the Agreement and the Schedule, unless specifically modified herein, are hereby ratified and shall continue in full force and effect without change or amendment.

Dated: December 30, 1999
       -----------------

COLD METAL PRODUCTS, INC.
(a New York corporation)


By:    /s/ Joseph C. Horvath
       ---------------------

Title: Chief Financial Officer
       -----------------------


NATIONAL CITY LEASING CORPORATION
(a Kentucky corporation)


By:    /s/ Mary L. Scott
       -----------------

Title: Vice President
       --------------

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE
                     --------------------------------------

The undersigned hereby certifies that COLD METAL PRODUCTS, INC. ("LESSEE") has inspected, received, approved and hereby accepts delivery and installation of the following Equipment upon the terms and conditions set forth herein and in that certain Master Equipment Lease Agreement (the "AGREEMENT") No. 08321 dated DECEMBER 30, 1999, Equipment Schedule No. 00001, dated DECEMBER 30, 1999, with NATIONAL CITY LEASING CORPORATION ("NATIONAL CITY").

1.  DESCRIPTION OF EQUIPMENT:

    QUANTITY      MANUFACTURER/MODEL        DESCRIPTION        SERIAL #
    --------      ------------------        -----------        --------

    ONE (1)       ALCOS 52" X .250" X 50,000 LB SLITTING
                  LINE FURTHER DESCRIBED PER THE
                  ATTACHED SCHEDULE A






2.  LOCATION OF EQUIPMENT: 2301 South Holt Road, Indianapolis, Indiana 46251

3.  DATE OF ACCEPTANCE:    December 30, 1999.
                           -----------------

4.  REPRESENTATIONS AND WARRANTIES:

    (a)      Lessee confirms that each item of Equipment listed herein:

             (i) has been delivered to it, is duly assembled and installed in good order and condition and is of the size, design, capacity and manufacture selected by it and meets the provisions of any purchase order pursuant to which National City has acquired title thereto; and

             (ii) if applicable, has been marked as showing National City's interest in the items of Equipment in accordance with Section 4 of the Agreement.

    (b) Lessee acknowledges that National City is not responsible for the performance, maintenance or service of the Equipment and that any payment, rent and all other sums payable under the Agreement shall be paid as such become due irrespective of the performance or condition of the Equipment.

    (c) Lessee further confirms that no event has occurred and is continuing or would result from the purchase or lease of the Equipment above which constitutes an Event of Default under the Agreement or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

    (d) Lessee's execution of this Certificate constitutes irrevocable acceptance of the Equipment herein described, AS-IS, WHERE-IS for all purposes of the Agreement and authorizes National City to pay the cost of such Equipment as shown on the Equipment Schedule to any supplier or vendor of the Equipment.

Date of Certificate:  December 30, 1999
                      -----------------

COLD METAL PRODUCTS, INC.
(a New York corporation)

By:    /s/ Joseph C. Horvath
       ---------------------

Title: Chief Financial Officer
       -----------------------

Receipt is hereby acknowledged by National City this 30th day of December, 1999.

NATIONAL CITY LEASING CORPORATION
(a Kentucky corporation)

By:    /s/ Mary L. Scott
       -----------------

Title: Vice President
       --------------

                                       2